UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2016

CHINA AUTO LOGISTICS INC.

 (Exact name of registrant as specified in its charter)

Nevada	001-34393	98-0657597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Floor 1 FTZ International Auto Mall

86 Tianbao Avenue, Free Trade Zone

Tianjin Province, The People’s Republic of China 300461

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 22-2576-2771

_________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Three proposals were submitted to a vote of the stockholders of China Auto Logistics Inc. (the “Company”) at the 2016 annual meeting of stockholders, which was held on November 18, 2016 (the “Annual Meeting”). The first proposal was for the election of seven nominees to serve as directors of the Company until the end of their respective terms. The second proposal was to ratify the appointment of Marcum LLP as the Company’s independent registered public accountants for fiscal year 2016. The third proposal was the approval, on a non-binding advisory basis, of the executive compensation of the Company’s named executive officers. Additional information about the proposals can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 12, 2016.

Of the 4,034,394 shares of stock issued and outstanding and entitled to vote at the Annual Meeting, 2,401,871 shares were represented in person or by proxy, which constituted approximately 59.53% of the total votes entitled to be cast at the meeting. Each share of common stock outstanding is entitled to one vote.

Proposal 1 – Election of Directors

The voting results for the election of Directors were as follows:

	Number of Shares Voted For	Number of Shares Withheld
Tong Shiping	1,790,358	28,252
Cheng Weihong	1,790,358	28,252
Wang Xinwei	1,790,358	28,252
Howard S. Barth	1,782,058	36,552
Lv Fuqi	1,790,158	28,452
Yang Lili	1,781,858	36,752
Bai Shaohua	1,790,158	28,452

There were no votes against any nominee.  There were 583,261 broker non-votes for this proposal.

Proposal 2 – Ratification of the Appointment of Marcum LLP to serve as the Company’s independent registered public accountants for fiscal year 2016

The voting results for the ratification of the appointment of Marcum LLP to serve as the Company’s independent registered public accountants for fiscal year 2016 were as follows:

For: 2,358,862	Against: 38,565	Abstain: 4,444

There were no broker non-votes for this proposal.

Proposal 3 – Approval, on a non-binding advisory basis, of the executive compensation of the Company’s named executive officers.

The voting results for the approval, on a non-binding advisory basis, of the executive compensation of the Company’s named executive officers were as follows:

For: 1,786,139	Against: 3,026	Abstain: 29,445

There were 583,261 broker non-votes for this proposal.

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SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2016

CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
Name:	Tong Shiping
Title:	President and Chief Executive Officer

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